                                                                   EXHIBIT 10.17

         THIS INDENTURE made the              day of            One thousand
         nine hundred and ninety-five
         BETWEEN LYDGROVE LIMITED having its registered office at Centre Park Road, Cork (hereinafter called "the Landlord" which expression shall where the context so admits shall include the immediate reversioner or reversioners for the time being expectant on the term hereby created) of the One Part and VIKING DIRECT LIMITED having its registered office at Tollwell Road, Leicester, England, Limited Liability Company incorporated in England under Company Office Number 2472621 (hereinafter called "the Tenant" which expression shall where the context so admits shall include its successors in Title) of the Other Part WITNESSETH as follows:-

         DEMISE
         ------

         1. In consideration of the yearly rents (and the increases thereof as hereinafter provided) and the covenants on the part of the Tenant and the conditions hereinafter reserved and contained the Landlord HEREBY
                                                                        ------
         DEMISES unto the Tenant ALL THAT AND THOSE the premises described in
         -------                 ------------------
         the Schedule hereto and all additions alterations and extensions thereto (hereinafter called "the demised premises")
         TOGETHER WITH:-

         1. All Landlord's fixtures and fittings in and about the demised premises.

         2. A right for the Tenant and all persons expressly or by implication authorized by the Tenant (in common with the Landlord and all other person having like right) to pass and re-pass through the lobby serving the demised premises and also the offices on the first floor (which are not included in this Demise) for all purposes connected with the use and enjoyment of the demised premises not otherwise.

          3. The right (in common with the Landlord and all others having like right) (subject to such reasonable regulations as the Landlord may make from time to time in connection with the use thereof) to use the forecourt area in front of the demised premises for the purpose of parking of motor vehicles and the loading and discharge of goods.

          EXCEPTIONS
          ----------

          1.  EXCEPTED AND RESERVED unto the Landlord and any Superior Landlords
              ---------------------
          and their tenants servants agents licensees and all other persons entitled from time to time thereto:-

          1.1.1. The free right of uninterrupted passage and running of water soil air gas electricity telephone and other services from and to any adjoining or neighbouring property through any gutters pipes sewers mains drains watercourses channels conduits ducts flues wires or cables which may at any time during the said term be through in over or under the demised premises or otherwise together with full right of access at all reasonable times (on giving due notice in writing except in cases of emergency) for the purpose of installing adding to inspecting maintaining replacing and repairing the same the person or persons exercising such right making good any damage thereby occasioned to the demised premises.

          1.1.2. full right and liberty on giving seven days notice in writing except in case of emergency when no notice shall be required at all times during the said term to enter the demised premises in order to lay maintain replace or relay electricity or telecommunication cables gas mains water mains sewers drains and all other services to and from adjoining or adjacent premises the person or persons exercising such right making good any damage thereby occasioned to the demised premises.

          1.1.3. full right and liberty on giving seven days notice in writing except in case of emergency when no notice shall be required at any time hereafter to execute works and make erections upon or to erect rebuild or alter any buildings or erections on their adjoining and neighbouring lands and to use their adjoining and neighbouring lands and buildings in such manner as they may think fit notwithstanding that the access of light and air to the demised premises or any part thereof may thereby be interfered with otherwise than in a material fashion.

          1.1.4. all rights easements and privileges now belonging to or enjoyed by any adjoining or neighbouring property.

          1.1.5.  the airspace over the demised premises.

          1.1.6. all mines and minerals in or under the demised premises with full power of working and getting same reasonable compensation being made for any damage thereby occasioned to the demised premises.

          HABENDUM
          --------

          TO HOLD the demised premises unto the Tenant from the 1st day of
          -------
          September One thousand nine hundred and ninety five for the term of twenty years.

          REDDENDUM
          ---------
          YIELDING AND PAYING therefor during each and every year of the said
          -------------------
          term the yearly rent of IR(L)147,000.00 without any deduction or such increased rent as may from time to time be payable hereunder as hereinafter provided without any deduction all rent throughout the entire of the term hereby granted to be paid by Bankers Order in equal quarterly payments in advance by standing order to the account of the Landlords Agents Messrs Frank Frisby & Associates at AIB 79a, Talbot Street, Dublin 2, Branch account number 08142470 (or to such other account as the Landlord may notify in writing from time to time) in every year without any deduction the first payment to be made on the execution hereof in respect of the period from the 2nd day of October 1995 to 1st day of January 1996
       AND ALSO PAYING the amount or amounts payable by the Tenant pursuant to
       ---------------
       the Tenant's covenant hereinafter contained in Clause 3.1.2. in respect of insurances effected from time to time by the Landlord such additional payment to be payable at the times and in the manner specified at the said Clause 3.1.2.

       2.1. IN this Clause the following expressions shall have the following
            --
       meanings respectively:-

       2.1.1. "Review Date" shall mean the last day of the fifth year and the last day of each subsequent fifth year of the term hereby granted.

       2.1.2. "Current Market Rent" shall mean the gross full market rent without any deduction whatsoever at which the demised premises might reasonably be expected to be let at the nearest Review Date in the open market without a fine or premium as between a willing Lessor and a willing Lessee and with vacant possession for the term of this Lease and on the same terms and conditions in all other respects as this present Lease (including the provision for five yearly rent reviews) and upon the supposition (if not a fact) that the Tenant has complied with all the obligations as to repair and decoration herein imposed and that in the event of the demised premises having been destroyed or damaged the same shall then have been fully re-built repaired or re-instated (as the case may be) in a good and substantial manner there being disregarded:

          2.1.2.1. any effect on rent of the fact that the Tenant has been in occupation of the demised premises and any good will attached to the demised premises by reason of the carrying on therein of the business of the Tenant.
          2.1.2.2. any effect on rent of any improvement (whether within the meaning of the Landlord and Tenant Acts 1931 to 1980 or any Acts amending or extending or re-enacting same) of the demised premises or any part thereof or any alteration, addition or other work made or carried out by the Tenant with the license of the Landlord at the Tenant's own expense (otherwise than in pursuance of any obligation to the Landlord whether pursuant to the provisions of this Lease or otherwise) and carried out during the currency of this Lease.

          2.2. The rent for the time being payable by the Tenant hereunder shall be subject to increase in accordance with the following provisions of this Clause.

          2.3. The Landlord his servants and agents shall be entitled by notice in writing given to the Tenant his servants or agents not earlier than twelve months before and not more than twelve months after a Review Date to call for review of the rent payable by the Tenant to the Landlord, at the Review Date specified in the notice and if upon any such review it shall be ascertained or determined that the Current Market Rent of the demised premises at the Review Date is greater than the rent payable hereunder immediately prior to such Review Date then as from that Review

          Date the yearly rent payable hereunder shall be increased to the Current Market Rent so ascertained PROVIDED ALWAYS that if the
                                             ---------------
          Landlord shall not serve such notice as aforesaid for the review of rent prior to or within twelve months after any Review Date he shall nevertheless be entitled to do so at any time prior to the following Review Date upon the same terms and conditions as are hereinbefore provided for save that the expression Current Market Rent shall be deemed to be the Current Market Rent on the immediately preceding Review Date and in such event such reviewed rent shall be payable by the Tenant from the gale day next preceding the date of the said Notice up to the following Review Date or until it is further reviewed in accordance with the foregoing provisions
          PROVIDED FURTHER that in no circumstances shall the rent payable
          ----------------
          hereunder following such review be less than the rent payable by the Tenant immediately prior to the Review Date.

          2.4. Every such review as aforesaid shall in the first instance be made by the Landlord and the Tenant or their respective Surveyors in collaboration but if no agreement as to the amount of the Current Market Rent at the Review Date shall have been reached between the parties hereto or their Surveyors within three months or such extended period as may be agreed by the Landlord and the Tenant after the date of the Landlord's notice calling for such review then the question of the amount of the Current Market Rent of the demised premises at the Review Date shall be referred to the decision of a single Chartered Surveyor who at the election of the Landlord shall act as an expert or an Arbitrator such Chartered Surveyor to be nominated by the Landlord by notice in writing to the Tenant and if the Tenant shall reject such nomination or fail or neglect to agree within one month of the Landlord's notice such Chartered Surveyor (whether to act as expert or Arbitrator) shall be appointed on the application of either party by the Chairman or acting Chairman for the time being of The Society of Chartered Surveyors which term shall include any other body established from time to time in succession or substitution or carrying on the function currently carried out by the same and in default of any such appointment for any reason within one month of such application by a Chartered Surveyor to be nominated by the Landlord.

          2.5. In the event of the Landlord electing for arbitration as aforesaid this Clause shall be deemed to be a submission to arbitration within the Arbitration Act 1954 or any statutory modification or re-enactment thereof for the time being in force and to the jurisdiction of the Courts or the State for the enforcement of any award of said Arbitrator and in the event of the Current Market Rent being determined by the Chartered Surveyor as an expert the Landlord and Tenant shall pay his expenses in equal shares.

          2.6. In the event of the rent being determined by an independent Chartered Surveyor acting as an expert or an arbitrator either party shall be at liberty to pay the entire of the fees and expenses of such independent Chartered Surveyor in which event the party so paying shall be entitled to be reimbursed by and to recover from the other on demand the proportion so paid on behalf of such other.

          2.7. If the Charter Surveyor shall fail to determine the new rent within four months of his appointment or nomination or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder a new Chartered Surveyor shall be appointed or nominated in his place in accordance with sub-clause 2.4. above.

          2.8. If upon any such review the amount of any increased rent shall not be ascertained or determined prior to the Review Date, the Tenant shall continue to pay rent at the yearly rate payable immediately prior to the Review Date until the quarter day next following the ascertainment or determination of any increased rent whereupon there shall be due as a debt payable by the Tenant to the Landlord on demand a sum equal to the amount by which the rent for the period since the Review Date or the gale day preceding the date of a late Rent Review Notice as provided for in Sub-Clause 2.3. hereof as the case may be calculated at the increased rate exceeds the rent for that period calculated at the previous rate and in addition shall pay interest on said sums from the Review Date until the date of actual payment at three month Dublin Inter Bank rate at the Review Date or if there shall be no three month Dublin Inter Bank Rate the corresponding or nearest appropriate rate thereto or if there shall be no such rate as aforesaid twelve per centum.

          2.9. If upon any such review as aforesaid it shall be agreed or determined that the rent previously payable hereunder shall be increased the Landlord and the Tenant shall (if required by the Landlord) forthwith complete and sign a written memorandum or if the Landlord shall so elect execute a deed of record recording the increased rent thenceforth payable and the Tenant shall pay the Stamp Duty (if any) payable on such memorandum or deed of record.

          2.10. In the event of the Landlord being prevented of prohibited in whole or in part from exercising its rights under this Clause and/or obtaining an increase in the rent on any of the Review Dates by reason of any legislation Government Order or Decree or Notice (increase in this context meaning such increase as would be obtainable disregarding the provisions of any such legislation or otherwise as aforesaid) then the date at which the review would otherwise have taken effect shall be deemed to be extended to permit and require such review to take place on the first date thereafter upon which such right or increase may be exercised and/or obtained in whole or in part and when in part on so many occasions as shall be necessary to obtain the whole increase (meaning the whole of the increase which the Landlord would have obtained if not prevented or prohibited as aforesaid) and if there shall be a partial prevention only there shall be a further review on the first date or dates as aforesaid notwithstanding the rent may have been increased in part on or since the date of review but in no instance shall the increase in rent be dated back to exceed the statutory controls on increases of rent laid down by law PROVIDED ALWAYS that
                                                         ---------------
          the provisions of this sub-clause shall be without prejudice to the Landlord's rights to review the yearly rents on the Review Dates as specified in sub-clause 2.1.1.

          TENANT'S COVENANTS
          ------------------
          3. THE Tenant to the intent that the obligations may continue
             ---
          throughout the term hereby granted hereby covenants with the Landlord as follows:-

          PAY RENT
          --------

          3.1.1. To pay the rent or increased rent hereby reserved or any sums payable hereunder on the days and in manner herein prescribed without any deductions.

          INSURANCE PREMIUMS
          ------------------

          3.1.2. To pay to the Landlord from time to time on demand without any deduction or abatement two thirds of the amount or amounts expended by the Landlord for keeping on foot the insurance of the landlords building of which the demised premises form part in accordance with covenant 4.1. hereunder.

          INTEREST ON ARREARS
          -------------------

          3.1.3. If the Tenant shall fail to pay the rent hereinbefore reserved or any other sum reserved or made payable hereunder within fourteen days of the day and in the manner herein prescribed for the payment of same such unpaid rent or sum shall bear interest from the day or days on which the same shall become due to the date of actual payment (after as well as before any judgment) at a rate which shall exceed the three month Dublin Inter-Bank rate by four percent or if there should be no such rate the corresponding or nearest appropriate rate thereto at the date upon which the said sums fall due or become payable or if there shall be no such rate twenty-four per centum.

          CONTRIBUTION TO MAINTENANCE OF FORECOURT
          ----------------------------------------

          3.1.4. To pay to the Landlord on demand two thirds of any sums that may be incurred by the Landlord in or incidentally to repairing and keeping in good repair the forecourt area and keeping the same clean and tidy.

          PAY OUTGOINGS
          -------------

          3.2. To pay and discharge all rates and taxes duties charges assessments impositions and outgoings.

          whatsoever whether parliamentary parochial local or of any other description which are now or may at any time hereafter be charged taxed assessed levied or imposed upon or payable in respect of the demised premises or on the owner or occupier in respect thereof except only such as the owner is by law bound to pay notwithstanding any contract to the contrary and except all Landlord's Capital Taxes and to indemnify and keep indemnified the Landlord against or arising out of same or any expenses (legal or otherwise) in connection therewith.

          Pending a separate valuation of the ground floor office portion of the demised premises the Tenant shall contribute on the basis of a rateable valuation of (L)60.00 to the rates on the rateable hereditament of which the said offices form part (which are rated at (L)120.00).

          PAY FOR SERVICES
          ----------------

          3.3. To pay all sums due for electricity or gas or water (or other fuel or service used) consumed by it on the demised premises.

          COMPLY WITH ENACTMENTS
          ----------------------

          3.4.1. At all times during the said term to observe and comply in all respects with the provisions and requirements of any and every enactment for the time being in force or any orders or regulations thereunder for the time being in force and to do and execute or cause to be done and executed all such works as under or by virtue of any such enactment or any orders or regulations thereunder for the time being in force are or shall be properly directed or necessary to be done or executed upon or in respect of the demised premises or any part thereof whether by the owner landlord lessee tenant or occupier and at all times to keep the Landlord indemnified against all claims demands and liability in respect thereof and without derogating from the generality of the foregoing to comply with the requirements of any local or other statutory authority and the order or orders of any Court of competent jurisdiction.

          FIRE REQUIREMENTS
          -----------------

          3.4.2. At all times during the said term to comply with all the recommendations or requirements of the appropriate Authority whether notified or directed to the Landlord or the Tenant in relation to fire precautions and to comply with all the recommendations or requirements of the Landlord's insurers and to indemnify the Landlord against any costs or expenses in complying with any such requirement or recommendation and not to obstruct the access to or means of working any fire fighting apparatus and appliances for the time being installed in the demised premises.

          NUISANCE
          --------

          3.5. To pay to the Landlord all costs charges and expenses which may be incurred by the Landlord in abating a nuisance in respect of the demised premises and to execute all such works as may be necessary for abating such a nuisance in obedience to a notice lawfully served by a local or public authority or pursuant to any Court Order.

          REPAIR
          ------

          3.6. To keep clean and tidy and to repair and to put and keep in good order repair and condition from time to time and at all times during the term hereby created the interior and exterior of the demised premises and all additions and alterations thereto, and without derogating from the generality of the foregoing the roof, structure, drains, foundations, external and load bearing walls, timbers, joists and beams of the floors and ceilings and chimney stacks, gutters, curtilage and landscaping, doors, locks, plate glass and other windows, fixtures, fittings, fastenings, wires, waste water drains and other pipes and sanitary and water apparatus and central heating plant apparatus and installations therein and the painting papering and decoration thereof (damage by any of the Insured Risks as hereinafter defined in Clause
          4.1. hereof excepted if and so long only as the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld or refused in whole or in part by reason of any act neglect or default of the Tenant or the servants agents licensees or invitees of the Tenant).

          PAINT OUTSIDE AND INSIDE
          ------------------------

          3.7. In every fourth year and in the last year of the said term (whether determined by effluxion of time or otherwise) to prepare and paint in a proper and workmanlike manner all the outside and inside wood metal and other works of the demised premises usually or requiring to be painted with two coats at least of good oil paint or good synthetic paint AND ALSO with such internal painting to whitewash
                               --- ----
          colour-wash distemper grain varnish french or wax polish paper and otherwise decorate in a proper and workmanlike manner and with good quality materials all such external and internal parts of the demised premises as have been or ought properly to be so treated AND as often
                                                                   ---
          as may be necessary to clean and treat in a suitable manner for its maintenance in good condition all the outside and inside wood and metal work and stone work (whether polished or not) not required to be painted or french polished or distempered and to clean all tiles glazed bricks aluminium windows and doors and similar washable surfaces.

          KEEP TIDY
          ---------

          3.8. To keep such part of the land forming part of or adjoining the demised premises as is not built on and the car parking spaces forecourt and roadways within the demised premises grass gardens and any trees shrubs and hedges in proper and neat order and condition and any ditches streams culverts and watercourses properly cleared and cleaned and the banks thereof in proper repair and condition and in particular not to deposit or permit to be deposited any rubbish or refuse nor without the consent in writing of the Landlord (and then only on such parts of the said land and subject to such conditions as the Landlord may stipulate or impose) to store stack or lay out any material used for the purpose of manufacture or otherwise on any part of the said land.

          PERMIT ENTRY
          ------------

          3.9. To permit the Landlord and any Superior Landlords their Surveyors and agents with or without workmen and others at all reasonable times after seven days notice in writing (except in cases of emergency when no notice shall be required) to enter into and upon the demised premises and every part thereof and to take a plan of and examine the state of repair and condition of the same and to take inventories of the Landlord's fixtures to be yielded up at the expiration of the said terms and within three calendar months (or sooner if requisite) after notice in writing to the Tenant of all defects and wants of reparation found on such examination shall have been given to repair and make good the same according to such notice and the covenants in that behalf herein contained and in case the Tenant shall make default in so doing it shall be lawful for the workmen or others to be employed by the Landlord to enter upon the demised premises (but without prejudice to the proviso for re-entry hereinafter contained) and repair and restore the same and all expenses incurred thereby shall on demand be paid by the Tenant to the Landlord and if not paid shall be recoverable by the Landlord as liquidated damages.

          PERMIT WORKS
          ------------

          3.10 To permit the Landlord and any Superior Landlords and their agents and workmen and other persons authorised by the Landlord or Superior Landlord with all necessary appliances at all reasonable times after seven days notice in writing (except in cases of emergency when no notice shall be required) to enter upon the demised premises or any part thereof to execute repairs or alterations to or upon any adjoining premises or to cleanse empty or repair any of the sewers watercourses drains or gutters belonging to the same the Landlord or Superior Landlord and others causing as little inconvenience as possible and making good with all practicable speed all damage to the demised premises thereby occasioned.

          NOTIFICATION OF DAMAGE
          ----------------------

          3.11. to notify the Landlord immediately of any damage or injury caused to the demised premises by any of the Insured Risks as hereinafter defined.

          NOT TO AVOID INSURANCE
          ----------------------

          3.12. Not to do or omit or suffer to be done or omitted any act matter or thing whatsoever the doing or omission of which would make void or voidable the insurance of the demised premises or of any adjoining or neighbouring premises or of the Landlord's fixtures and fittings therein or of any adjoining or nearby premises or whereby the rate of premium thereupon may be increased and forthwith to repay on demand to the Landlord all sums paid by way of increased premiums and all expenses incurred by the Landlord in or about the renewal of such policy or policies in respect of the demised premises or of any adjoining or neighbouring premises rendered necessary by a breach of this covenant all of which payments shall be added to the amount payable by the Tenant in respect of Insurance Premium or Premiums as if the same had been reserved as rent hereunder.

          NOT TO OVERLOAD STRUCTURE
          -------------------------

          3.13. Not to do or permit or bring in or upon the demised premises anything which may throw on the demised premises or on any adjoining premises any weight or strain in excess of that which such premises are capable of bearing with due margin for safety and in particular not to overload the floors or the electrical installations or the other services of in or to the demised premises nor suspend any excessive weight from the ceilings, walls staunchions or the structure thereof. The Tenant shall seek professional advice at the Tenant's own expense to ensure that there shall not be an infringement of this covenant.

          NO BUILDINGS
          ------------

          3.14. Not to erect or suffer to be erected any buildings or erections on the demised premises nor without the previous consent in writing of the

          Landlord to cut alter main or injure or permit to be cut altered maimed or injured any of the ceilings roofs walls floors or timbers of the demised premises or alter or change or permit to be altered or changed the plan elevation or architectural decorations thereof or alter any of the Landlord's fixtures fittings and appliances in and about the demised premises or make or permit to be made any external alterations or additions whatsoever.

          REMOVE UNAUTHORISED STRUCTURES
          ------------------------------

          3.15. On the request in writing of the Landlord or his agent forthwith to pull down and remove any building erection alteration or addition erected placed or made in breach of any of the foregoing covenants and if any portion of the demised premises has been altered pulled down or removed in breach of any of the foregoing covenants upon such request in writing as herein provided forthwith to amend, restore, replace, or rebuild the demised premises according to the original plans and elevations thereof.

          NUISANCE
          --------

          3.16.1. Not to do or permit to be done upon or in connection with the demised premises or any part thereof any act matter or thing whatsoever which may be or grow to be a nuisance annoyance disturbance or inconvenience or cause damage to any neighbouring adjoining or adjacent property of the owners or occupier thereof.

          3.16.2. To ensure that every furnace employed in the working of engines by stream or other motive power and every other furnace employed in any building or erection on the demised premises is constructed so as substantially to consume or burn the smoke arising therefrom and not to use or suffer to be used negligently any such furnace so that the smoke arising therefrom is not substantially consumed or burnt and not to cause or permit any grit or noxious or offensive effluvia to be emitted from any engine furnace chimney or other apparatus on the demised premises without using the best practicable means for preventing or counteracting such emission and in all aspects to comply with the provisions of all relevant statutes and statutory regulations and with the requirements or any notice of the local or other competent authority served thereunder.

          3.16.3. To take such measures as may be necessary to ensure that any effluent discharged into the drains or sewers which belong to or are used for the demised premises in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein.

          3.16.4. Not to discharge or allow to be discharged any solid matter from the demised premises into the drains or sewers as aforesaid and not to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature or of a kind calculated to or that does in fact destroy sicken or injure the fish or contaminate or pollute the water of any stream or river and not to do or omit or allow or suffer to be done or omitted any act or thing whereby any land or the waters of any stream or river may be polluted or the composition thereof so changed as to render the Landlord liable to any action or proceedings by any person whomsoever.

          NO SIGNS
          --------

          3.17. Not to affix or exhibit or permit to be affixed or exhibited to or upon any part of the exterior or interior so as to be visible from the exterior of the demised premises or of the external walls windows rails or fences thereof any sign placard poster signboard or other advertisement Television Aerial or thing except such as subject to Planning Permission shall be approved in writing by the Landlord's Surveyor, such approval not to be unreasonably withheld.

          INFLAMMABLE GOODS AND NOISY MACHINERY
          -------------------------------------

          3.18. Not to have store or keep upon the demised premises or any part thereof any substance of an explosive or of an especially inflammable or dangerous nature or such as might increase the risk of fire or explosion or which might attack or in any way injure by percolation corrosion or otherwise the demised premises or the keeping or use whereof may contravene any statute or local regulation or bye-law and not to house or operate or permit to be housed or operated in or upon the demised premises or any part thereof any engine or machinery of any kind other than the usual office machines and which are not likely to cause any undue vibration or be or become a nuisance annoyance or disturbance to any other tenants or occupiers in any adjoining or neighbouring premises.

          USER
          ----

          3.19. Not to use or permit the demised premises or any part thereof to be used for any purpose other than as Warehousing and ancilliary offices and not for any purpose or in any manner inconsistent with such user or occupation save with the Landlords written consent, which consent will not be unreasonably refused but it is hereby agreed and declared that it shall be reasonable for the Landlord to refuse his consent on the grounds that the change of user sought would substantially increase the rate of insurance in respect of the demised premises or nearby or adjoining premises.

          3.19.1. Not at any time to use the demised premises or any part thereof or allow the same to be used for any entertainment or for any dangerous noisy noxious or offensive trade business manufacture or occupation whatsoever or for a residence or for any illegal or immoral purpose nor permit any sale by auction to be held on the demised premises.

          KEEP OPEN
          ---------

          3.19.2. At all reasonable times during the usual business hours of the locality to keep the demised premises open for carrying on the Tenant's business and at all times comply with all requirements of the relevant local Authority in connection with the user of the demised premises for the purpose of the Tenant's business.

          GARBAGE
          -------

          3.19.3. To make use of a covered bin or bins or plastic sacks for removal of refuse by the Local Authority.

          FORECOURT
          ---------

          3.19.4. Not to place or deposit or allow to be placed or deposited on or in any part of the demised premises any goods articles or things whatsoever and not to obstruct or allow to be obstructed the forecourt surrounding the demised premises.

          CONVEYANCING ACT NOTICES
          ------------------------

          3.20 To pay to the Landlord all costs charges and expenses (including legal costs and surveyors fees) which may be incurred by it incidental to the preparation and service of any notices under Clause 3.9 hereby and any notices and proceedings under
          Section 14 of the Conveyancing Act 1881 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court.

          NOT TO ASSIGN UNDERLET OR PART WITH POSSESSION
          ----------------------------------------------

          3.21. Not to assign transfer or underlet or part with the possession or occupation of the demised premises or any part thereof or suffer any person to occupy the demised premises or any part thereof as a licencee without the Lessor's consent in writing which shall not be unreasonably withheld.

          3.21.1. Within fourteen days of any assignment or under-Lease the Tenant shall give notice thereof in writing with particulars to the Landlord or the Landlord's Solicitors or Agent and shall furnish them with a true copy of such instrument and shall pay to the Landlord's Solicitors their reasonable legal costs and other expenses in connection with such an assignment or under-Lease.

          NO OBSTRUCTION
          --------------

          3.22. Not to block up obstruct or enlarge any doorway passage window light or other easement or make any new window or other opening in the demised premises or in any manner obscure any grating window or opening therein giving light to or otherwise intended for the benefit of other premises and not to give permission for any new window light opening doorway path passage drain or other encroachment or easement to be made into or against or upon the demised premises which might be or grow to the damage annoyance or inconvenience of the Landlord (other than those agreed between the parties) AND in case any such window light opening doorway
                               ---
          path passage drain or other encroachment or easement shall be made to give immediate notice thereof to the Landlord immediately the same shall come to the notice of the Tenant and at the request and cost of the Landlord to adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement.

          PLANNING ACTS
          -------------

          3.23. In relation to the Planning Acts (by which expression it is intended herein to designate the Local Government (Planning and Development) Acts 1963 to 1976 and any statutory modification or re-enactment thereof for the time being in force and any Regulations or Orders made thereunder).

          3.23.1. Not to do or omit or permit to be done or omitted anything on or in connection with the demised premises the doing or omission of which shall be a contravention of the Planning Acts or of any notices orders licences consents permissions and conditions (if any) served made granted or imposed thereunder or under any enactment repealed thereby and to indemnify (as well after the expiration of the said term by effluxion of time or otherwise as during its continuance) and keep indemnified the Landlord against all actions proceedings damages penalties costs charges claims and demands in respect of such acts and omissions or any or them and against the costs of any application for planning permission and the works and things done in pursuance thereof.

          3.23.2. In the event of the Landlord giving written consent to any of the matters in respect of which the Landlord's consent shall be required under the provisions of this Lease or otherwise and in the event of permission from any Planning Authority under the Planning Acts being necessary for any addition alteration or change in or to the demised premises or for the change of user thereof to apply at the cost of the Tenant to the Local and Planning Authorities for all consents an permissions which may be required in connection therewith and to give notice to the Landlord of the granting or refusal (as the case may be) of all such consents and permissions forthwith on the receipt thereof

          3.23.3. To give notice forthwith to the Landlord of any notice order or proposal for a notice or order served on the Tenant under the Planning and Development Acts and if so required by the Landlord to produce the same and at the request and cost of the Tenant to make or join in making such objections or representations in respect of any proposal as the Landlord may require.

          3.23.4. To comply at his own cost with any notice or order served on the Tenant under the provisions of the Planning Acts.

          3.23.5. If and when called upon so to do to produce to the Landlord or his Surveyor all such plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this sub-clause have been complied with in all respects.

          INSURE PLATE GLASS
          ------------------

          3.24. To insure and keep insured the plate glass (if any) in the demised premises in the name of the

          Landlord and Tenant in the full reinstatement cost thereof and if required to produce the policy and the receipt for the latest premium.

          TO GIVE NOTICE
          --------------

          3.25. Within seven days of the receipt of notice of the same to give full particulars to the Landlord of any permission notice order or proposal for a notice or order made given or issued to the Tenant by any Government Department or Local or Public Authority under or by virtue of any statutory power and if so required by the Landlord to produce such permission notice or order or proposal for a notice or order to the Landlord and also without delay to take all reasonable and necessary steps to comply with any such notice or order and also at the request of the Landlord to make or join with the Landlord in making objections or making representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall deem expedient.

          SUPERIOR LEASE
          --------------

          3.26. To comply with all the covenants (other than for payment of rent) conditions and provisions contained in any Superior Lease or Leases.

          REVERSIONARY INTEREST
          ---------------------

          3.27. At all convenient hours in the daytime on twenty-four hours notice being given to permit all prospective purchasers or dealers in the reversionary interests of the Landlord by order in writing of the Landlord or his agents to view the demised premises without interruption but so that no undue interference is caused to the business of the Tenant.

          RE-LETTING SIGN
          ---------------

          3.28. To permit the Landlord and his agents at any time within three calendar months next before the expiration or sooner determination of the said term to enter upon the demised premises and to fix and retain without interference upon any suitable part or parts thereof (but not in any position likely to interfere with the user of the demised premises) a notice board for re-letting or disposing of the same and not to remove or obscure the same and to permit all persons by order in writing of the Landlord or his agents to view the demised premises at all reasonable hours in the daytime without interruption.

          LOSS BY LESSOR
          --------------

          3.29. To make good all loss sustained by the Landlord in consequence of any breach by the Tenant or any under-Lease of the Tenant of any covenant or condition herein contained.

          INDEMNITY
          ---------

          3.30. To indemnify and keep indemnified the Landlord against all and any expenses costs claims demands damages and other liabilities whatsoever in respect of the injury or death of any person or damage to any property howsoever arising directly or indirectly during the term of the lease out of:-

          3.30.1.  the state of repair or condition of the demised premises;

          3.30.2. the existence of any alterations thereto or the state of repair or condition of such alteration;

          3.30.3   the user of the demised premises;

     3.30.4. any work carried out or in the course of being carried out to the demised premises by the Tenant his servants or agents sub-lessees or sub-tenants;

     3.30.5. anything now or hereafter attached to or projecting therefrom or any other cause arising out of the demised premises.

     TO YIELD UP
     -----------

     3.31. At the expiration or sooner determination of the said term quietly to yield up the demised premises together with all the Landlord's fixtures and all other fixtures and fastenings that now are or which during the said term shall be affixed or fastened thereto (except tenant's or trade fixtures) in such good and substantial repair and condition as shall be in accordance with the covenants on the part of the Tenant herein contained and in case any of the said fixtures and fittings shall be missing broken damaged or destroyed to forthwith replace them with others of a similar kind and of equal value and to make good any damage caused to the demised premises by the removal of the Tenant's fixtures fittings furniture and effects (damage by any of the Insured Risks as hereinafter defined in Clause 4.1. excepted if and so long only as the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld or refused in whole or in part by reason of any act neglect or default of the Tenant or the servants agents licensees or invitees of the Tenant).

     TO PAY STAMP DUTY AND VAT
     -------------------------

     3.32. To pay to the Landlord the stamp duty on this Lease and the counterpart thereof and to pay all

Value Added Tax (if any) payable on the delivery hereof or on any rent or other payment to be made hereunder and to indemnify the Landlord against same.

4.   THE Landlord hereby convenants with the Tenant:-

4.1. Subject to the Landlord being able to effect insurance against any one or more of the risks hereinafter specified and subject to re-imbursement of the appropriate insurance premium as provided by Clause 3.1.2. hereof to insure in the name of the Landlord the demised premises and all Landlord's fixstures and fittings therein or theron including glass (but excluding plate glass) and to keep the same insured in the full reinstatement cost (to be determined from time to time by the Landlord or his Surveyor and including an inflationary factor) subject to the Tenant's right to require the Landlord to insure for a higher amount than the full reinstatement cost as determined by the Landlord) against damage by fire, explosion, lightning, impact, earthquake, aircraft, floods, storm and tempest, riot, civil commotion and malicious damage or bursting or overflowing of water tanks, apparatus or pipes and including demolition and site clearance expenses Architects and other fees and taxes in relation to the reinstatement of the demised premises and three years' loss of rent and all Stamp Duties exigible on any building or like Contract as may be entered into relative to the reconstruction reinstatement or repair of the demised premises or any part thereof resulting from the destruction loss or damage thereof or thereto from any of the perils aforesaid and public liability and against such other risks as the Landlord may from time to time consider prudent and desirable (all such perils and risks for the time being so covered by insurance are herein called "the insured risks") and such risks may be covered by any Policy or Policies of Insurance as the Landlord may consider appropriate.

RE-INSTATE
----------

4.2. In case the demised premises or any part thereof shall be destroyed or damaged by fire or from any of the Insured Risks then (subject to the Landlord obtaining Planning Permission and all other necessary permits licenses and approvals) and as often as shall happen to lay out all monies received in respect of such insurance as aforesaid as soon as practicable in or upon rebuilding repairing or reinstating the demised premises in a good and substantial manner unless the relevant policy shall have been vitiated or rendered less than fully effective by any act neglect default or omission on the part of the Tenant.

PROVIDED ALWAYS:-
-----------------

4.2.1. That in the event of the Landlord being unable to reinstate the demised premises substantially in accordance with its existing plan and elevation due to refusal of planning or other approvals consents or licences the Tenant agrees to surrender this Lease when called upon by the Landlord so to do.

4.2.2. If the demised premises are totally destroyed or so damaged as to require reconstruction by any of the insured risks in the period subsequent to the first fifteen years of the term of the Lease the Landlord shall be entitled in lieu of reinstating the premises to give written notice within six months of said destruction to the Tenant stating that the demised premises will not be reconstructed or rebuilt and thereupon the Tenant shall forthwith surrender this lease without any compensation being paid to the Tenant in respect of such early termination but without prejudice to any right of action or remedy of either party to this Lease in respect of any breach non-observance or non-performance of any of the covenants or conditions herein contained prior to such termination.

QUIET ENJOYMENT.
----------------

4.3. That the Tenant paying the rents hereby reserved and observing and performing the covenants and agreements on the part of the Tenant hereinbefore contained shall and may peaceably hold and enjoy the demised premises during the said term without any interruption by the Landlord or any person or persons lawfully claiming under or in trust for him.

5. PROVIDED ALWAYS and it is hereby agreed and declared as follows:-
   ---------------

5.1. If:

5.1.1. the said rent or any interest on arrears of rent or any sum payable hereunder or any part thereof shall be unpaid for fourteen days after any of the days hereinbefore appointed for payment whether the same shall have been lawfully demanded or not; or

5.1.2. any covenants on the Tenant's part herein contained shall not be observed or performed; or

5.1.3. the Tenant being an individual or a firm shall become bankrupt or compound or arrange with his or its creditors or being a company shall go into liquidation either compulsory or voluntary except for the purpose of reconstruction or amalgamation; or

5.1.4. the Tenant being a company shall permit or suffer to be appointed a Receiver over its assets THEN and in any of the said cases and at any time thereafter it shall be lawful for the Landlord or any person or persons authorised by the Landlord to enter upon the demised premises or any part thereof in the name of the whole and to repossess the same and enjoy the same as if this Lease had not been executed but without prejudice to any right of action or remedy on either party in respect of any antecedent breach of any of the covenants by the other herein contained.

SUSPENSION OF RENT
------------------

5.3. If during the said term the demised premises or any part thereof shall be destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy monies withheld or refused in whole or in part in consequence of any act neglect or default of the Tenant his servants agents or licensees the rent hereby reserved and the obligations of the Tenant as to maintenance and repair of the demised premises or a fair proportion thereof according to nature and extent of the damage sustained shall be suspended until the demised premises shall have again been rendered fit for occupation or use by the Tenant or become accessible again or for two years whichever is the shorter and any dispute concerning the provisions of this Clause shall be determined by a single arbitrator in accordance with the provisions of the Arbitration Act 1954 or any statutory enactment in that behalf for the time being in force.

SECTION 40 DEASY'S ACT 1860
---------------------------

5.4. In case the demised premises or any part thereof shall be destroyed or become ruinous and uninhabitable or incapable of beneficial occupation or enjoyment by for or from any of the insured risks the Tenant hereby absolutely waives and abandons all rights (if any) to surrender this Lease under the provisions of Section 40 of the Landlord and Tenant Law Amendment Act, Ireland, 1860 or otherwise.

ADJOINING LANDS
---------------

5.5.1. That the Landlord shall have the power at all times without obtaining any consent from or making any compensation to the Tenant to deal as the Landlord may think fit with any of the lands and premises adjoining neighbouring or opposite with any of the lands and premises hereby demised and to erect or suffer to be erected on such adjoining opposite or neighbouring lands and premises any buildings whatsoever whether such buildings shall or shall not affect or diminish the light or air which may now or at any time or times during the said term be enjoyed by the Tenant or other lessees or tenants or occupiers of the demised premises or any part thereof.

PARTY WALLS
-----------

5.5.2. All walls and structures separating the demised premises from any adjoining or neighbouring premises shall be party walls and structures and shall be used maintained and repaired as such.

NO WARRANTY
-----------

5.6. Nothing in this Lease contained shall be deemed to constitute any warranty by the Landlord that the demised premises or any part thereof are authorised under the Planning Acts or otherwise for use for any specific purpose.

NO WAIVER
---------

5.7. The demand for and the acceptance of rent by the Landlord or his Agents shall not constitute and shall not be construed to mean a waiver of any of the covenants on the part of the Tenant herein contained and the penalties attached to the non-performance thereof.

BREAK CLAUSE
------------

5.8. If the Tenant wishes to determine this Lease on the 1st day of September 2000 or on the 1st day of September 2005 and shall give not less than six calendar months notice in writing and shall up to the time of such determination pay the rents reserved by and perform and observe the covenants contained in this Lease then upon the expiry of such notice the term hereby granted shall immediately cease and determine but without prejudice to the respective rights of the either party in respect of any antecedent claim or breach of covenant.

CONSTRUCTION.
-------------

6.1.  WHERE the Tenant consists of two or more persons all the respective
      -----
covenants by the Tenant shall be deemed to be by such persons jointly and severally and reference to the masculine gender shall include reference to the feminine gender and neuter shall include masculine and feminine gender and reference to the singular shall include reference to the plural and reference to a person shall include corporation and vice versa respectively.

6.2. Each covenant by the Tenant not to do any act or thing shall be deemed to include a covenant not to permit or suffer that act or thing to be done.

6.3.  Month shall mean calendar month.

6.4. Reference to any Act of Parliament or of the Oireachtas shall include any Act replaced by it or any Act replacing or amending it and any Order regulation instrument direction scheme or permission made under it or deriving validity from it.

NOTICES.
--------

7.    IN addition to any other prescribed mode of service any notices requiring
      --
to be served on the Tenant hereunder shall be validly served if left addressed or sent by post to the Tenant (or if there shall be more than one of them to any one or more of them) at the demised premises or at the last known address or addresses of the Tenant or Tenants or any of them in the Republic of Ireland and any notice required to be served on the Landlord shall be validly served if left or posted to the registered office of the Landlord and any such notices may be served by the Landlord's servants or agents and be served on the Tenant's servants or agents.

8. Where the Landlord has the right or obligation to serve a notice demand or certificate or to enter the demised premises for any purposes such right or obligation may be exercised by a surveyor or agent authorised to act on the Landlord's behalf and (in the case of entry) if appropriate with workmen materials and equipment.

9. THE paragraph headings shall not affect in any way the construction of this Lease.

IT IS HEREBY CERTIFIED for the purposes of the stamping of this instrument that
----------------------
this is an
instrument to which the provisions of Section 112 of the Finance act 1990 do not apply by reason of the fact that the premises hereby demised are part of an existing building.

IT IS HEREBY CERTIFIED that the Lessee being the person becoming entitled under
----------------------
or by virtue of this instrument to the entire beneficial interest in the property hereby demised is a body corporate incorporated in a Member State of the European Community or other European State which is a contracting party to the European Economic Area Agreement and having its registered office, central administration or principal place of business within the territory of those states and as such is a qualified person within the meaning of Section 45 of the Land Act 1965.

IN WITNESS whereof the parties hereto have hereunto executed these presents the
----------
day and year first herein WRITTEN
                          -------

                                S C H E D U L E
                                ---------------

ALL THAT AND THOSE the premises known as Unit Number 1, John F. Kennedy park in
------------------
the Townland of Bluebell, Barony of Upper Cross and County of Dublin (but excluding the first floor offices therein) which said premises hereby demised comprising thirty five thousand three hundred and seventy square feet or thereabouts of warehousing, two thousand five hundred and forty eight square feet or thereabouts of loading area and three thousand six hundred and ninety six square feet or thereabouts of office space.

PRESENT when the Common Seal of
LYDGROVE LIMITED
was affixed hereto:-







                                                          [COMMON SEAL OF VIKING
                                                           DIRECT LIMITED]
PRESENT when the Common Seal of
VIKING DIRECT LIMITED
was affixed hereto:-

WITNESS:     P. PATEL
             VIKING DIRECT LTD.,
             TOLLWELL ROAD,
             LEICESTER,
             LE4 1BR

OCCUPATION:  CHIEF ACCOUNTANT.